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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form F-1 (File No. 333-_____) of our report dated May 12, 1998, on our audits of the consolidated financial statements of the James Hardie Businesses. We also consent to the references to our firm under the captions "Experts".


Sydney, Australia
September 18, 1998


/s/ PricewaterhouseCoopers
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    PricewaterhouseCoopers